UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

Chimerix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100

Durham, NC 27713

(Address of principal executive offices, including zip code)

(919) 806-1074

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Chimerix, Inc. (the “Company”) today announced that it is aware of unusual trading activity in the Company’s common stock for a period of time. The Company believes the unusual trading activity may be attributable to statements regarding smallpox antiviral development and procurement contained in the Fiscal Year 2023 Congressional Justification for the Public Health and Social Services Emergency Fund published by the Department of Health and Human Services.

The Company confirms that it remains in active negotiations with the Biomedical Advanced Research and Development Authority (“BARDA”) regarding a sole-source contract with the Company for the development and procurement of up to 1.7 million treatment courses of TEMBEXA. The Company currently expects to enter into the contract in the second quarter of 2022, and for the initial shipment of TEMBEXA (in an amount consistent with prior guidance of ($80-100 million) to be procured and shipped to the Strategic National Stockpile soon after contract execution. As is customary, additional procurements and shipments under the contract would be subject to BARDA’s option.

The Company does not expect to provide updates related to negotiation of the procurement agreement prior to execution with BARDA.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding negotiation and execution of the sole-source contract with BARDA, the timing and amount of the initial procurement and shipment of TEMBEXA under the contract, and additional procurements and shipments under the contract. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with government procurement negotiations, continued funding for BARDA and smallpox antiviral development and procurement, and geopolitical and market conditions, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2022	Chimerix, Inc.

	By:	/s/ Michael T. Andriole
	Name:	Michael T. Andriole
	Title:	Chief Business and Financial Officer